Exhibit 4.1

SB Solo Brands, Inc. COMMON CLASS STOCK A CUSIP 000000 00 0 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT BY: is the owner of COUNTERSIGNED AMERICAN FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE PAR VALUE OF $0.001 PER SHARE OF AND SOLO BRANDS, INC. STOCK transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. REGISTERED: This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile signature of the Corporation’s duly authorized officer. TRANSFER (BROOKLYN, & Dated: NY) TRUST    COMPANY,    AUTHORIZED AND TRANSFER LLC    CHIEF EXECUTIVE OFFICER SIGNATURE REGISTRAR AGENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM— as tenants in common UNIF GIFT MIN ACT –– (Cust) Custodian (Minor) TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of under Uniform Gifts to Minors    survivorship and not as tenants Act    in commom (State) Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, hereby sell, assign and transfer unto    PLEASE IDENTIFYING INSERT SOCIAL NUMBER SECURITY OF ASSIGNEE OR OTHER (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.